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                                                                      EXHIBIT 24



                           NATIONAL AUTO CREDIT, INC.
                             1995 STOCK OPTION PLAN
                               FOR MEMBER DEALERS

         LIMITED POWER OF ATTORNEY: REGISTRATION STATEMENT ON FORM S-3


         The undersigned directors and officers of National Auto Credit, Inc. (the "Company") hereby constitute and appoint Robert J. Bronchetti, Thomas J. Dostart and David A. Zagore, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Registration Statement on Form S-3 relating to the registration of 500,000 shares of the Company's common stock, $.05 par value per share, to be issued pursuant to the terms and conditions of the National Auto Credit, Inc. 1995 Stock Option Plan for Member Dealers including pre- and post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission, NASDAQ and any state securities agencies pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         EXECUTED the 11 day of April, 1995, unless otherwise indicated below.



/S/ Sam J. Frankino
- ----------------------------------------                    ----------------------------------------
Sam J. Frankino, Chairman of the Board                      Joseph P. Henley, Director


/S/ Robert J. Bronchetti                                    /S/ Noah T. Herndon
- ----------------------------------------                    ----------------------------------------
Robert J. Bronchetti                                        Noah T. Herndon, Director
Director, President and Chief Executive Officer

/S/ Edward A. Burkhart                                      /S/ Per E. Hoel
- ----------------------------------------                    ----------------------------------------
Edward A. Burkhart                                          Per E. Hoel, Director
Director and Executive Vice President

                                                            /S/ Edward N. Leszczynski
                                                            ----------------------------------------
                                                            Edward N. Leszczynski, Director


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